Exhibit 99.1

USA Rare Earth Closes Acquisition of Less Common Metals

STILLWATER, Okla., November 18, 2025 – USA Rare Earth, Inc. (Nasdaq: USAR) (USAR or the Company) today announced the completion of its acquisition of Less Common Metals Ltd. (LCM). LCM is the leading scaled ex-China rare earth metal and alloy manufacturer, with established leadership in Samarium, Samarium Cobalt and Neodymium Praseodymium metals and alloys.

The transaction marks a major milestone in USAR’s strategy to build a fully integrated, end-to-end rare earth supply chain—from magnet-to-mine. The acquisition assures USAR's access to high-quality rare-earth metal and strip cast alloy for its global customers and supports the growth of its Stillwater, Oklahoma magnet facility.

“Closing the acquisition of LCM represents a transformative advancement of our mission to secure and strengthen the U.S. rare earth supply chain. Metal making is a crucial component of the magnet manufacturing process, and LCM brings proven expertise and world-class capabilities as the premier provider of rare earth metal, alloys, and strip casting at scale outside of China,” said Barbara Humpton, CEO of USA Rare Earth.

Ms. Humpton continued, “We will move quickly to establish rare earth metal making in the United States, while simultaneously investing to expand LCM’s capabilities in the UK and Europe. Strengthening this fragile link in the supply chain is key to building resilient, independent supply to serve growing demand across critical sectors including defense, semiconductors, and aerospace components.”

LCM will continue to serve its global customer base with a broad portfolio of rare earth and critical metals and alloys, while supplying Neodymium Iron Boron strip cast alloy to USAR’s Stillwater magnet facility.

Transaction Highlights

•Expands Access to Strategic Relationships:  LCM brings a strong network of long-term customers, including leading defense contractors, automotive manufacturers, and global magnet manufacturers across Europe and the United States. It also maintains established government relationships with the U.S., UK, France, Australia, and Japan, as well as key partnerships across the global rare earth industry, enhancing material supply reliability.
•Adds Critical Rare Earth Metal and Alloy Capabilities: The acquisition secures a vital link in USAR’s end-to-end rare earth supply chain, providing access to high-quality NdPr alloys and strip cast essential for magnet production. With over three decades of expertise, LCM strengthens USAR’s ability to meet growing ex-China demand and supports expansion of its Oklahoma magnet facility.
•Differentiates USAR’s Platform and Creates Structural Advantages: As the only scaled, proven rare earth alloy and metal producer outside China, LCM gives USAR a structural advantage over its peers in the magnet industry. USAR’s direct control over critical inputs and ability to invest in LCM to support the growth of its magnet business, enable lower-risk, lower-cost, and more resilient supply.
•Advances Circular Manufacturing Capabilities: LCM’s capacity to process recycled rare earth oxides enables USAR to recover materials from end-of-life magnets and production swarf. This supports a more sustainable, cost-efficient supply chain and reduces reliance on virgin feedstock.

About USA Rare Earth

USA Rare Earth, Inc. (Nasdaq: USAR) is developing a rare earth sintered neo magnet (NdFeB or neo) manufacturing plant in Stillwater, Oklahoma, and intends to establish domestic rare earth and critical minerals supply, extraction, and processing capabilities to both supply its magnet manufacturing plant and market surplus materials to third parties. Rare earth magnets are critical to various business sectors and industries, including the defense, automotive, aviation, industrial, AI Robotics, medical, and consumer electronics industries, among others. USAR is planning to take a broad approach to the industries it serves with the intention of providing high quality neo magnets to a variety of industries and customers. USAR's focus on developing domestic rare earth production aligns with national priorities, offering the potential of a sustainable and secure domestic supply of materials critical to key industries.

Forward-looking Statements

Certain matters discussed in this press release are or contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These statements, which involve risks and uncertainties include statements relating to the benefits of the transaction between USAR and LCM, including without limitation expectations for future development, operations, business strategies, financial performance, sales and customers. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as "anticipate", "believe", "can", "continue", "could", "estimate", "expect", "forecast", "intend", "may", "might", "plan", "possible", "potential", "predict", "project", "seek", "should", "strive", "target", "will", "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations. These risks and uncertainties include, but are not limited to: (1) the risk that the businesses will not be integrated successfully or that the integration will be more costly or difficult than expected; (2) the risk that the synergies from the transaction may not be fully realized or may take longer to realize than expected; (3) the risk that any announcement relating to the transaction could have an adverse effect on the market price of USAR's common stock; (4) the risk of litigation related to the transaction; (5) the diversion of management time from ongoing business operations and opportunities as a result of the transaction; (6) the risk of adverse reactions or changes to business or employee relationships; (7) LCM's ability to retain its customers and suppliers and the combined company's ability to build or maintain relationships with customers and suppliers; (8) the Company's ability to successfully develop its magnet production facility and the timing of expected production milestones; (9) competition in the magnet manufacturing industry; (10) the ability to grow and manage growth profitably; (11) the Company's ability to build or maintain relationships with customers and suppliers; (12) the ability to attract and retain management and key employees; (13) the overall supply and demand for rare earth minerals; (14) the timing and amount of future production; (15) the costs of production, capital expenditures and requirements for additional capital, including the need to raise additional capital to implement the Company's strategic plan; (16) substantial doubt regarding the Company's ability to continue as a going concern for the twelve months following the issuance of its third quarter 2025 Condensed Consolidated Financial Statements; (17) the timing of future cash flow provided by operating activities, if any; (18) the risk that the Round Top Deposit might not be able to be commercially mined and the Company's ongoing exploration programs may not result in the development of profitable commercial mining operations; (19) the uncertainty in any mineral estimates, uncertainty in any geological, metallurgical, and geotechnical studies and opinions; and (20) transportation risks. Detailed information regarding factors that may cause actual results to differ materially has been and will be included in the Company's periodic filings with the SEC, including the Company's Form 10-K that the Company filed with the SEC on March 31, 2025 and the Company's latest Quarterly Reports on Form 10-Q filed with the SEC. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. Any forward-looking statements speak only as of their date, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances occurring after their date or to reflect the occurrence of unanticipated events.

Investor Relations Contact:
Lionel McBee
VP, Investor Relations
IR@usare.com

Media Relations Contacts:
Tucker Elcock
Teneo
Tucker.Elcock@teneo.com